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                                                                   EXHIBIT 10.41


                         REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (this "Agreement") is made and entered into as of May __, 1999, by and among Digital Entertainment Network, Inc., a Delaware corporation (the "Company"), and the purchasers of the Series B Convertible Preferred Stock, par value $.01 per share (the "Convertible Preferred Stock") of the Company (the "Holders").

        WHEREAS, certain of the Holders and the Company are parties to that certain Purchase Agreement of even date herewith (the "Purchase Agreement") pursuant to which the Company has agreed to issue to the Holders, and the Holders have agreed to purchase from the Company, shares of the Company's Convertible Preferred Stock;

        WHEREAS, certain other Holders and the Company are parties to separate Subscription Agreements of even date herewith ("Subscription Agreements") pursuant to which the Company has agreed to issue to the Holders, and the Holders have agreed to purchase from the Company, shares of the Company's Convertible Preferred Stock;

        WHEREAS, the Convertible Preferred Stock is convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock");

        WHEREAS, to induce the Holders to enter into the Purchase Agreement and to purchase the Convertible Preferred Stock, the Company has agreed to grant to the Holders the registration and other rights contained in this Agreement;

               NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

        1.     Definitions

        As used in this Agreement, the following terms shall have the following meanings:

               Capital Stock: Any and all shares, interests, participations, or other equivalents (however designated) of capital stock, or any and all equivalent ownership interests.

               Certificate of Designation: The Company's Certificate of Designations, Preferences and Relative, Optional and Other Special Rights of Series B Convertible Preferred Stock and Qualifications, Limitations and Restrictions Thereof, filed with the Delaware Secretary of State pursuant to
Section 151 of the General Corporation Law of the State of Delaware.

               Exchange Act:  The Securities Exchange Act of 1934, as amended.

               Holder: Each of the Persons listed under the caption "Holders" on the signature pages hereto and any assignee thereof in accordance with Section 10.

               Market Value: As of any date with respect to any security, the average of the Quoted Prices of such security for the twenty (20) consecutive trading days (or, if such security is publicly


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traded but has been so traded for less than twenty (20) consecutive trading days, such shorter period in which such security has been publicly traded) immediately preceding such date; provided, however, that, if an event described in Section 6(a) of the Certificate of Designation occurs with respect to such security during the period from the first of such consecutive trading days through the last of such consecutive trading days, the computation of Market Value shall be appropriately adjusted to take account of such event. "Quoted Price" of any security for any date shall be the last reported sales price (or, in case no such sale takes place on such date, the average of the reported closing bid and ask prices) of such security as reported by the principal national securities exchange on which such security is listed or traded, or as reported by the Nasdaq National Market System, or if such security is neither so reported nor listed or traded, the average of the last reported bid and ask prices of such security in the over-the-counter market on such date. If such security is not listed or traded on any national securities exchange or quoted in the over-the-counter market, the Market Value shall be deemed an amount mutually agreed upon between the Company and the Holders of a majority of the Registrable Securities then outstanding, and if no agreement can be reached, then the Market Value of such security as of any date shall be the fair market value thereof as determined by an independent nationally recognized investment banking firm selected by investment banking firms representing each of the Company and the Holders of a majority of the Registrable Securities then outstanding. The Company shall pay all costs of all determinations of fair market value by such nationally recognized investment banking firm.

               Person: Any individual, partnership, corporation, limited liability company, trust, unit trust, unincorporated organization, government or agency or political subdivision thereof, or any other entity.

               Proceeding: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

               Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               Qualified Offering: As defined in the Purchase Agreement.

               Register, registered, and registration: A registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document

               Registrable Securities: The Common Stock and any other Capital Stock which is part of a series or class of securities that is (i) publicly traded or (ii) subject to a registration rights agreement, in each case issued or issuable by the Company upon conversion of the Convertible

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Preferred Stock (including shares received from the Company with respect to or in replacement of such shares by reason of splits, dividends, combinations and recapitalizations), and any Capital Stock into which such Common Stock or other Capital Stock may be changed and securities of any successor or acquiring corporation in the event the Company is acquired by or merged or consolidated with or into another corporation, received by or distributed to the holders of such Common Stock or other Capital Stock (such securities, together with the Company's Common Stock, collectively, the "Common Stock"), but excluding any securities (x) which are effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering such shares, or
(y) which may be resold by the Holder owning such securities without restriction pursuant to Rule 144 or other comparable provision of the Securities Act ("Rule 144"), provided that the Company delivers an opinion of counsel reasonably satisfactory to such Holder, in form and substance satisfactory to such Holder, that such Holder is not an "affiliate" (as such term is defined in Rule 144) of the Company or an "issuer" (as such term is used in Section 2(11) of the Securities Act) with respect to securities of the Company. The "Registrable Securities then outstanding" will be determined by the number of shares outstanding which are, and the number of shares issuable upon conversion of then outstanding shares of Convertible Preferred Stock which are, Registrable Securities.

               Registration Statement: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

               SEC: The Securities and Exchange Commission.

               Securities Act:  The Securities Act of 1933, as amended.

               Special Counsel: Any one special counsel to the Holders, which counsel shall be selected by the Holders of a majority of the Registrable Securities requested to be included in the applicable registration.

               underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

        2.     Demand Registration

               (a) If the Company receives at any time after the date that is 180 days after the effective date of the Qualified Offering, a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a Registration Statement on Form S-1 or any similar long-form registration ("Long-Form Registrations") under the Securities Act covering the registration of such Holder's or Holders' Registrable Securities (the "Initiating Holders"), then

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the Company will, within ten business days of the receipt thereof, give written notice of such request to all Holders and will, subject to the limitations set forth below and of subsection 2(b), effect as soon as practicable, and in any event shall use its reasonable best efforts to effect within sixty (60) days of the receipt of such request, a Registration Statement under the Securities Act of all Registrable Securities then outstanding which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company. Notwithstanding the foregoing, the Company's obligation to effect the requested registration shall be conditioned upon the anticipated aggregate offering price of Registrable Securities equaling or exceeding $10,000,000.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this
Section 2 and the Company will include such information in the written notice referred to in subsection 2(a). The underwriter (the "Underwriter") will be selected by a majority in interest of the selling stockholders (the "Selling Holders"), subject to approval by the Company, not to be unreasonably withheld. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Selling Holders and such Holder) to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting will (together with the Company as provided in subsection 5(e)) enter into an underwriting agreement in customary form with the Underwriter. Notwithstanding any other provision of this Section 2, if the Underwriter advises the Selling Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting will be allocated pro rata among the Holders and the holders ("Series A Holders") of the Company's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), who have exercised piggyback registration rights to participate in such offering on the basis of the number or dollar amount of securities requested by such Holders and Series A Holders to be included in such offering.

               (c) Notwithstanding the foregoing, (i) the Company shall not be obligated to register any Registrable Securities pursuant to this Section 2 if such Registrable Securities may be, and the Company causes them to be, registered pursuant to Section 3, and (ii) the Company shall be obligated to effect only three registrations pursuant to this Section 2; provided, however, that the Company shall be deemed to fulfill its obligations pursuant to this
Section 2 only (x) if the number of shares of Registrable Securities included in the Registration Statement has not been reduced by more than 25% pursuant to subsection 2(b) (unless such Registrable Securities are not so included due to the fault of the Holder), and (y) when such registration has become effective (unless such registration has not become effective due to the fault of the Holder) and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for a period of not less than 180 days, (unless such Registrable Securities are not disposed of due to the fault of the Holder); and, provided further, that the Company will pay all registration expenses in connection with any registration initiated at

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the request of a Holder to the extent provided below in Section 7 (unless such registration is not consummated due to the fault of the Holder).

               (d) Notwithstanding the foregoing, the Company may postpone for up to three (3) months the filing or the effectiveness of a Registration Statement for any registration if (i) the Company reasonably believes that such registration would have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries (as defined in the Purchase Agreement) to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction pending at the time a request is made for a registration, (ii) such registration would require the Company to disclose contract negotiations pending at the time a request is made for a registration or other information, the disclosure of which would, in the reasonable belief of the Company, have a material adverse effect on the Company or (iii) the holders of the Series A Preferred Stock have previously requested a registration. Such postponement may be effected by delivery of written notice to the Holders within fifteen (15) business days of the Company's receipt of a request for a registration. Failure to so notify the Holders of such a postponement within said 15 business day period shall constitute a waiver of the Company's right under this paragraph 2(d). During such period, the Company shall not be entitled to file any other Registration Statement relating to the Company's securities pursuant to any other outstanding registration rights agreement or for any other secondary offering, other than such demand registration previously requested by the Series A Holders; and provided further, that the Company shall not have the right to so defer such action more than once in any three hundred sixty-five (365) day period. Upon the expiration of the deferral period the Company shall be required to file a Registration Statement covering the Registrable Securities requested to be registered. Notwithstanding the foregoing, in the event that the Company has deferred the filing of a Registration Statement pursuant to clause (iii) and a Registration Statement requested by the holders of the Series A Preferred Stock becomes effective, the deferral period shall be a period of up to 120 days from the date of the request by the holders of the Series A Preferred Stock plus a period of 180 days after the effectiveness of such registration or the closing date of any underwritten offering.

               (e) The Company shall have no obligation to any Holder under this
Section 2 with respect to the Registrable Securities then outstanding of such Holder if the Company has obtained an opinion of counsel reasonably satisfactory to such Holder, in form and substance satisfactory to such Holder, to the effect that all such Registrable Securities then outstanding of such Holder may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 or otherwise.

        3.     S-3 Registration Undertaking.

               (a) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to Section 2, at any time after the date that is 180 days after the effective date of the Qualified Offering, the holders of Registrable Securities shall be entitled to request an unlimited number of registrations on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations") under the Securities Act. If the Company at any such time receives a written request from the Holder(s) of a majority of the Registrable Securities then outstanding that the Company file a Short Form Registration covering the registration of the Holder's or Holders' Registrable

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Securities (the "S-3 Initiating Holders"), then the Company will, within ten business days of the receipt thereof, give written notice of such request to all Holders and will, subject to the limitations set forth below and of subsection 3(b), effect as soon as practicable, and in any event shall use its reasonable best efforts to effect within sixty (60) days of the receipt of such request, a Registration Statement under the Securities Act of all Registrable Securities then outstanding which the Holders request to be registered within fifteen (15) days of the mailing of such notice by the Company. Notwithstanding the foregoing, the Company's obligation to effect the requested registration shall be conditioned upon the anticipated aggregate offering price of Registrable Securities equaling or exceeding $5,000,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use all commercially reasonable efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities.

               (b) If the Initiating S-3 Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they will so advise the Company as a part of their request made pursuant to this
Section 3 and the Company will include such information in the written notice referred to in subsection 3(a). The Underwriter will be selected by a majority in interest of the Selling Holders, subject to approval by the Company, not to be unreasonably withheld. In such event, the right of any Holder to include such Holder's Registrable Securities in such registration will be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Selling Holders and such Holder) to the extent provided in this Agreement. All Holders proposing to distribute their securities through such underwriting will (together with the Company as provided in subsection 6(n)) enter into an underwriting agreement in customary form with the Underwriter. Notwithstanding any other provision of this Section 3, if the Underwriter advises the Selling Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company will so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant to this Agreement, and the number of shares of Registrable Securities that may be included in the underwriting will be allocated pro rata among the Holders and the Series A Holders who have exercised piggyback registration rights to participate in such offering on the basis of the number or dollar amount of securities requested by such Holders and Series A Holders to be included in such offering.

               (c) Notwithstanding the foregoing, the Company may postpone for up to three (3) months the filing or the effectiveness of a Registration Statement for any registration if (i) the Company reasonably believes that such registration would have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries (as defined in the Purchase Agreement) to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other significant transaction pending at the time a request is made for a registration, (ii) such registration would require the Company to disclose contract negotiations pending at the time a request is made for a registration or other information, the disclosure of which would, in the reasonable belief of the Company, have a material adverse effect on the Company or (iii) the holders of the Series A Preferred Stock have previously requested a registration. Such

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postponement may be effected by delivery of written notice to the Holders within fifteen (15) business days of the Company's receipt of a request for a registration. Failure to so notify the Holders of such a postponement within said 15 business day period shall constitute a waiver of the Company's right under this paragraph 2(d). During such period, the Company shall not be entitled to file any other Registration Statement relating to the Company's securities pursuant to any other outstanding registration rights agreement or for any other secondary offering, other than such demand registration previously requested by the Series A Holders; and provided further, that the Company shall not have the right to so defer such action more than once in any three hundred sixty-five
(365) day period. Upon the expiration of the deferral period the Company shall be required to file a Registration Statement covering the Registrable Securities requested to be registered. Notwithstanding the foregoing, in the event that the Company has deferred the filing of a Registration Statement pursuant to clause
(iii) and a Registration Statement requested by the holders of the Series A Preferred Stock becomes effective, the deferral period shall be a period of up to 120 days from the date of the request by the holders of the Series A
Preferred Stock plus a period of 180 days after the effectiveness of such registration or the closing date of any underwritten offering.

               (d) The Company shall have no obligation to any Holder under this
Section 3 with respect to the Registrable Securities then outstanding of such Holder if the Company has obtained an opinion of counsel reasonably satisfactory to such Holder, in form and substance satisfactory to such Holder, to the effect that all such Registrable Securities then outstanding of such Holder may be immediately sold to the public without registration thereof, whether pursuant to Rule 144 or otherwise.

        4.     Piggyback Registration.

               (a) Right to Piggyback. If at any time after the Qualified Offering the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement (i) on Form S-4 or Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or an offering made solely to employees of the Company), for its own account or the account of any other Person (other than the Series A Holders), then the Company shall give written notice of such proposed filing to the Holders at least 30 days before the anticipated filing date. Such notice shall offer such Holders the opportunity to register such amount of Registrable Securities as each such Holder may request (a "Piggyback Registration"). Subject to Section 4(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after notice has been given to the applicable Holder (which request shall specify the intended method of distribution). The Holders shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

               (b) Priority on Piggyback Registrations. The Company shall cause the managing underwriter of a proposed underwritten offering to permit the Holders that requested their Registrable Securities to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any other shares of Common Stock, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriter

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of such underwritten offering informs such Holders that the total number or dollar amount of securities that such Holders, the Company and any other Persons having rights to participate in such registration, propose to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of Common Stock to be offered (i) for the account of Holders and (ii) for the account of all such other Persons (other than the Series A Holders) exercising piggy back registration rights shall be reduced or limited pro rata in proportion to the respective dollar amounts of Common Stock requested by such persons to be included in such offering.

        5.     Hold-Back Agreements.

               (a) Restrictions on Public Sale by Holders of Registrable Securities. Each Holder agrees, in connection with any sale of securities by the Company and in connection with any Registration Statement filed pursuant to
Section 2, Section 3 or Section 4 hereof, if requested (pursuant to a timely written notice) by the Company or the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company's securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 180 days after, the closing date of each underwritten offering made by the Company or pursuant to such Registration Statement.

        The foregoing provisions shall not apply to any Holder if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake in its request to participate in any such underwritten offering, not to effect any public sale or distribution of the class of securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided 90 days' prior written notice of such sale or distribution to the managing underwriter or underwriters.

               (b) Restrictions on Public Sale by the Company. The Company agrees that without the written consent of the managing underwriter in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 2, Section 3 or Section 4 hereof, it will not effect any public or private sale or distribution of any of its equity securities for its own account or for the account of the Series A Holders pursuant to a demand registration, including a sale pursuant to Regulation D under the Securities Act, during the 10-day period prior to, and during the 180-day period beginning on, the closing date of each underwritten offering made pursuant to such Registration Statement (except (i) as part of such underwritten registration, (ii) pursuant to registrations on Form S-4 or Form S-8 or any successor forms thereto or filed solely in connection with an offering made solely to employees of the Company, (iii) in connection with an exchange offer or (iv) in connection with the acquisition of assets by the Company or its subsidiaries).

        6.     Registration Procedures

        In connection with the Company's registration obligations pursuant to
Section 2, Section 3 or Section 4 hereof, the Company shall effect such registrations to permit the sale of such


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Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

               (a) Prepare and file with the Securities and Exchange Commission (the "SEC") a Registration Statement or Registration Statements on any appropriate form under the Securities Act that shall be available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause each such Registration Statement to become effective and remain effective as provided herein. Before filing any Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish or otherwise make available to the Holders of the Registrable Securities covered by such Registration Statement, the Special Counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, the Special Counsel and such underwriters, if any; provided, however, that the Company shall not be required to deliver to such Holders a copy of any such document that has not been materially changed from a copy of such document that was previously delivered to such Holders.

               (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period of up to six (6) months; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or to such Prospectus as so supplemented.

               (c) Notify the selling Holders of Registrable Securities, the Special Counsel and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such notice in writing:

                      (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,

                      (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information (provided, that the Company shall not be required to notify the Holders or the Special Counsel of all comments letters or the Company's responses thereto to the Holders or the Special Counsel unless such letters request information from or about the Holders),

                      (iii) of the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose,


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                        (iv) if at any time the representations and warranties
of the Company contained in any agreement contemplated by Section 6(n) (including any underwriting agreement) below cease to be true and correct,

                        (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose,

                        (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in a Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and

                        (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction.

               (e) If requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such Holders reasonably agree should be included therein as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and
(iii) supplement or make amendments to any Registration Statement; provided, however, that the Company shall not be required to take any actions under this
Section 6(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

               (f) Furnish to each selling Holder of Registrable Securities, the Special Counsel and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Statements and any post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated therein by reference or deemed incorporated therein by reference and all exhibits, unless requested in writing by such Holder, Special Counsel or underwriter).


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               (g) Deliver to each selling Holder of Registrable Securities, the
Special Counsel and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities
(including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

               (h) Prior to any public offering of Registrable Securities to use its reasonable best efforts to register or qualify or cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

               (i) Cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends; and enable such Registrable Securities to be registered in such names as the managing underwriters, if any, shall request at least two business days prior to any sale of Registrable Secu-rities to the underwriters.

               (j) Cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Company will cooperate in all respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

               (k) Upon the occurrence of any event contemplated by Section 6(c)(vi) or 6(c)(vii) above, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted on The Nasdaq Stock Market National Market if the securities so qualify; in each case, if requested by the Holders of a majority of shares of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any.

               (m) Prior to the effective date of the Registration Statement relating to the Registrable Securities, (i) provide the transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company and (ii) provide a CUSIP number for the Registrable Securities.

               (n) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those reasonably requested by the managing underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration;

                      (i) make such representations and warranties to the Holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and, if true, confirm the same if and when requested;

                      (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the Holders of a majority of the Registrable Securities being sold) addressed to each selling Holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters, including without limitation the matters referred to in Section 6(n)(i) above;

                      (iii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling Holder of Registrable Securities (unless such accountants shall be prohibited from so addressing such letters by applicable standards of the accounting profession) and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; and

                      (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold, the Special Counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

               (o) Make available for inspection by a representative of the Holders of Registrable Securities being sold, any underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any records, information or documents that are designated by the Company in writing as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available, (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities or (iii) disclosure of such records, information or documents, in the opinion of counsel to such Person, is otherwise required by law (including, without limitation, pursuant to the requirements of the Securities Act). Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its subsidiaries in violation of law.

               (p) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company, after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

        The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request.

        Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(c)(ii), 6(c)(iii), 6(c)(v), 6(c)(vi) or 6(c)(vii) hereof, such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration

Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(k) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus.

        7.     Registration Expenses

        All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling Holders in connection with Blue Sky qualifications of the Registrable Securities pursuant to Section 6(h) hereof)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Holders of a majority of the Registrable Securities included in any Registration Statement),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in Section 6(n)(iii) hereof (including the expenses of any "cold comfort" letters required by this Agreement), (vi) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Section 3 of Schedule E to the By-laws of the National Association of Securities Dealers, Inc. and (vii) fees and expenses of all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any Person, including special experts, retained by the Company.

        In addition, whether or not any of the Registration Statements become effective, the Company shall pay the reasonable fees and disbursements of a Special Counsel for the Holders, together with appropriate local counsel, if any, not to exceed $50,000 in the aggregate, for any Long-Form Registration, and $25,000 in the aggregate, for any Short-Form Registration.

        The Company shall not be required to pay any underwriter's fees and expenses (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of Registrable Securities.

        8.     Indemnification.

               (a) Indemnification by the Company. The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of

Registrable Securities whose Registrable Securities are registered pursuant to this Agreement, the officers, directors, agents and employees of each of them, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of any such controlling person, from and against all losses, claims, damages, liabilities, costs (including, without limitation, the costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses") to be reimbursed promptly, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based solely upon information furnished in writing to the Company by such Holder expressly for use therein; provided, however, that the Company shall not be liable to any Holder of Registrable Securities to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the person asserting the claim from which such losses arise and (ii) the Prospectus would have corrected in all material respects such untrue statement or alleged untrue statement or such omission or alleged omission; or (B) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if (x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in all material respects in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended and supplemented, prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Losses arise.

               (b) Indemnification by Holder of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder of Registrable Securities shall furnish to the Company in writing such information relating to such Holder, as such, or the Registrable Securities being sold by such Holder (the "Holder Information") as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify, to the fullest extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any Holder Information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or Prospectus and that such Holder Information was solely relied upon by the Company in preparation of such Registration Statement, Prospectus or preliminary prospectus. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such

Holder directly from the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such Persons expressly for use in any Prospectus or Registration Statement.

               (c) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity hereunder (an "indemnified party"), such indemnified party shall give prompt notice to the party from which such indemnity is sought (the "indemnifying party") of any claim or of the commencement of any Proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the delay or failure to so notify the indemnifying party shall not relieve the indemnifying party from any obligation or liability except to the extent that the indemnifying party has been prejudiced materially by such delay or failure. The indemnifying party shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such claim or Proceeding, to assume, at the indemnifying party's expense, the defense of any such claim or Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to employ separate counsel in any such claim or Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (1) the indemnifying party agrees to pay such fees and expenses; (2) the indemnifying party fails promptly to assume the defense of such claim or Proceeding or fails to employ counsel reasonably satisfactory to such indemnified party or (3) counsel for the indemnified party advises the indemnifying party in writing that there are issues that raise conflicts of interest between the indemnified party and the indemnifying party requiring the use of independent counsel; in which case the indemnified party shall have the right to employ counsel and to assume the defense of such claim or proceeding; provided, however, that the indemnifying party shall not, in connection with any one such claim or Proceeding or separate but substantially similar or related claims or Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one firm of attorneys (together with appropriate local counsel) at any time for all of the indemnified parties, or for fees and expenses that are not reasonable.

               Whether or not such defense is assumed by the indemnifying party, such indemnified party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). All such fees and expenses (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within five days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). The indemnifying party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any Proceeding in which any indemnified party is a party and as to which indemnification or contribution could be sought by such indemnified party under this Section 8, unless such judgment, settlement or other termination includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release, in form and substance reasonably satisfactory to the indemnified party, from all liability in respect of such claim or litigation for which such indemnified party would be entitled to indemnification hereunder.

               (d) Contribution. If the indemnification provided for in this
Section 8 is unavailable to an indemnified party under Section 8(a) or 8(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall, jointly and severally, contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party or indemnifying parties, on the one hand, and such indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provision of this Section 8(d), an indemnifying party that is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds (after deducting the aggregate underwriters' discount) received by such indemnifying party from the sale of such Registrable Securities exceeds the amount of any damages that such indemnifying party has otherwise been required to pay (including, without limitation, pursuant to any other indemnification or contribution obligation such indemnifying party may have) by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

        The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder or otherwise. The provisions of this Section 8 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

        9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        10. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to (i) transferee(s) or assignee(s) of such securities who, after such assignment or transfer, holds Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) with an aggregate Market Value of at least $1,000,000 or (ii) transferee(s) or assignee(s) of such securities who, after such assignment or transfer, holds all of the Registrable Securities of the transferring Holder, provided that the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee(s) or assignee(s) and the securities with respect to which such registration rights are being assigned. Notwithstanding any assignment by a Holder of its registration and other rights hereunder in connection with its transfer of Registrable Securities, such Holder shall retain all such registration and other rights under this Agreement in respect of those Registrable Securities that it continues to hold.

        11. No Inconsistent Agreements; Limitations on Subsequent Registration Rights.

               (a) The Company represents and warrants to the Holders that it is not a party to any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement.

               (b) From and after the date of this Agreement, the Company will not, without the prior written consent of the Holders of a majority of the then outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (i) to include such securities in any registration filed under Section 2, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (ii) to make a demand registration which could result in such registration statement being declared effective within 180 days of the effective date of any registration effected pursuant to Section 2.

               (c) From and after the date of this Agreement, if the Company grants any person rights (i) to demand that the Company register securities of the Company under the Securities Act or (ii) to have securities of the Company included in a registration statement, which are more favorable than these registration rights provisions in any regard (including, without limitation, those relating to the expenses to be borne by the Company), the rights granted herein shall be deemed to be amended to include such more favorable rights in addition to these set forth herein.

        12. Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the Holders to include Registrable Securities in a registration undertaken pursuant hereto. However, nothing in this Agreement shall limit the Company's ability to register, offer and sell securities.

        13. Miscellaneous

               (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

               (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or
(iii) one business day after being deposited with a reputable next day courier, postage prepaid, to the parties as follows:

                        (x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of this Section 13(c), which address initially is, with respect to each Holder, the address set forth on his respective signature page attached hereto; and

                        (y) if to the Company, at 2230 Broadway, Santa Monica, California 90404, Attention: Chief Executive Officer;

or to such other address as any party may have furnished to the other parties in writing in accordance herewith.

               (d) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a stock book with respect to the Common Stock, in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in the stock book of the Company as the owner thereof for all purposes, including without limitation, the giving of notices under this Agreement.

               (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder of any Registrable Securities. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder of any Registrable Securities.

               (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

               (i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

               (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.

               (k) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                                   END OF PAGE
                             SIGNATURE PAGE FOLLOWS

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                        "THE COMPANY"

                        DIGITAL ENTERTAINMENT NETWORK, INC.


                        By:
                           -------------------------------------------
                           Name:
                                 -------------------------------------
                           Title:
                                 -------------------------------------


                        "THE HOLDERS"

                        CASSANDRA/DIGITAL ENTERTAINMENT
                        NETWORK PARTNERS, L.L.C.

                        By Cassandra-Chase Entertainment Partners, L.L.C.


                        By:
                           -------------------------------------------
                           Samuel F. Holdsworth, Member

                        CHASE VENTURE CAPITAL ASSOCIATES


                        By:
                           -------------------------------------------
                               Mitchell Blutt, Executive Partner

                        DELL USA L.P., a Texas limited partnership

                        By: Dell Gen. P. Corp., a Delaware corporation


                        By:
                           -------------------------------------------
                              Alex Smith, Vice President

                        MICROSOFT CORPORATION


                        By:
                           -------------------------------------------
                           Name:
                                 -------------------------------------
                           Title:
                                 -------------------------------------

                            DEN PARTNERS LLC


                            By:
                                ----------------------------------------------
                                Said Armutcuoglu, Managing Member


                            JAMES L. KEMPNER




                                ----------------------------------------------

                                            SUBSCRIBER


                             -------------------------------------------------
                             Name:
                                    ------------------------------------------
                             Address:
                                    ------------------------------------------

                             -------------------------------------------------